Annual Report
                               December 31, 1996

                                   Legg Mason
                                     Global
                                  Trust, Inc.

                            Global Government Trust
                           International Equity Trust
                             Emerging Markets Trust



                           Putting Your Future First


                               [Legg Mason Logo]
                                     FUNDS

Investment Advisers
      For Global Government:
      Western Asset Management Company
      Pasadena, CA

      For International Equity and
      Emerging Markets Trusts:
      Batterymarch Financial Management Inc.
      Boston, MA

Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD


      This report is not to be distributed unless preceded or accompanied by a prospectus.


Legg Mason Wood Walker, Incorporated
---------------------------------------
      111 South Calvert Street
P.O. Box 1476, Baltimore, MD 21203-1476
           410 o 539 o 0000

[Recycle Logo] Printed on Recycled Paper

LMF-056

To Our Shareholders,


   We are pleased to provide you with a new format for your funds' annual report. We have combined the three funds comprising Legg Mason Global Trust into one report for a more consolidated view of our global funds.

   Beginning on the next page, the portfolio managers responsible for the Global Trust Portfolios discuss 1996 results and the investment outlook. The Funds' total returns in various periods since their inceptions are shown on pages 6 and
7. For each of our funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   Coopers & Lybrand, L.L.P., the Global Trust's independent accountants, have completed their annual examination, and audited financial statements for the fiscal year ended December 31, 1996 are included in this report.

   We hope you consider using the funds in the Global Trust for investments of additional funds as they become available. Some shareholders have chosen to regularly add to their investment in the funds by authorizing automatic monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                   Sincerely,



                                   /s/ Edward A. Taber, III
                                   ------------------------
                                   Edward A. Taber, III
                                   President



February 7, 1997

Portfolio Managers' Comments
Global Government Trust

   Global bond markets suffered through a roller-coaster year in 1996, as yields rose in most markets in the first half, only to decline in the second half. To make matters worse for U.S. investors, the dollar appreciated against most currencies, eroding the value of local currency returns. Despite this, non-U.S. markets generally outperformed the U.S. market, rewarding global bond investors. Emerging and high-yielding markets were the stars of the show, as policies and politics stabilized and yields fell significantly.
   We're pleased to report that the Legg Mason Global Government Trust produced a total return of 8.2% for the year, substantially exceeding that of its benchmark, the Salomon Brothers World Government Bond Index, which returned 3.6%. Over the past three years and since its inception, the Fund continues to rank highly in the Lipper universe, in the 14th and 13th percentile, respectively. Due to heavy competition from funds concentrating in emerging markets, for the year ended December 31, 1996, it placed squarely in the middle, ranking 67 of 131 world bond funds as ranked by Lipper Analytical Services. The Fund's performance benefited from several factors, particularly its emphasis on emerging market debt, its decision to hedge currency exposure, and its pronounced underweighting to the Japanese bond market, which was one of the worst performers of the year.
   The Fund's directors have approved a change to Global Government's permitted investments to include lower-rated debt securities of domestic issuers. This change, effective September 27, 1996 will provide the Portfolio Manager with more flexibility to further diversify the Fund and to take advantage of opportunities in higher yielding assets. To date, we have not invested in such securities.
   Global bond markets have enjoyed, to varying degrees, the benefits of two powerful, secular trends this past year. By gradually but inexorably tearing down the barriers between markets, the forces of disinflation and fiscal austerity have set a plethora of countries on a track to economic and political convergence. Disinflation has resulted in an almost unprecedented lowering of both the level and the volatility of inflation in an astonishing variety of countries. As price stability has become the norm rather than the exception, economic agents throughout the world have been forced to become more productive, since the only way to improve one's bottom line in the absence of pricing power is to work harder and smarter. As governments have gradually shrunk relative to their economies, this too has contributed to greater economic efficiency and productivity, as the private sector regains control over more of the economies' resources. Thus, these trends have created an economic climate not seen for many decades, one in which falling inflation has generated not only higher bond prices but also stronger earnings.
   Financial markets have largely applauded the success of these efforts with higher debt and equity prices. Though valuations have improved dramatically in most countries as a result, there is little reason to believe that an end to either trend is in sight. "Convergence" is thus likely to remain a central feature of the global economic and financial landscape throughout the coming year.
   Nevertheless, 1997 is more likely to be a year of incremental convergence rather than the radical convergence we saw in 1996. There is still room left for spreads of emerging market, non-core European and dollar-bloc bonds to narrow, but markets will undoubtedly become more selective when bestowing their favors in the future. Investors may rapidly lose patience with those countries that fail to toe the line or otherwise "diverge" from the pack. Latin American economies have clearly survived the devastation of the Mexican devaluation, but countries like Brazil and Argentina will have to deliver on their promises of reform in order to retain the confidence of global investors.
   Furthermore, whereas "convergence" was a theme restricted largely to European countries following the holy grail of the European Monetary Union ("EMU"), it may take on a new meaning in the coming year. Convergence benefited the outliers--e.g., Canada, Italy, Spain--relative to the "core" countries such as Germany and France, as they demonstrated a new-found resolve to fight inflation and redress fiscal imbalances. In the future, though, investors are more likely to ponder the appropriateness of stock and bond valuations when compared to the economic and political fundamentals of each country. In other words, it wasn't so hard to see the value in Italy relative to Germany once Italy determined to seek inclusion in the EMU, but it is more difficult to know if German yields are attractive relative to German inflation, or whether U.S. yields should rise if the economy picks up.

   Similarly, as positive convergence plays--where spreads narrow as all spreads decline--become more difficult to find and more risky to attempt, we may also see negative convergence, or "divergence" forces at work. With lower spreads offering less protection against divergence, the solid core countries may recover some of their former strength.
   The most likely candidate for unpleasant convergence--i.e., narrower spreads with higher rates--is the Japanese economy. Rather than enjoying the productivity boost which is a by-product of disinflation, Japan is still struggling to overcome the forces of deflation which have crippled its equity and real estate markets for years. Moreover, and alone among the major industrialized economies, Japan's fiscal situation has deteriorated significantly in recent years, as its population ages and unfunded retirement obligations loom even larger. With deteriorating economic fundamentals and a relatively strong yen, there is little scope for monetary tightening, and indeed, every reason for monetary policy to relax. As a consequence, the yen is unlikely to appreciate relative to the dollar, and may well decline further. As investors become increasingly aware of this fact, there will be a strong tendency for Japanese yields to rise and the yen to weaken, as Japanese investors prefer the higher yields available elsewhere.
   Japan's weakness is likely to benefit most other core countries, but the U.S. and other dollar-bloc markets may benefit the most. In local currency terms, all non-dollar bond markets have outperformed the U.S. for the past year, leaving U.S. yields relatively high. One reason for this is that there is a widespread perception that the so-called "output gap" is greater in Europe than it is in the U.S., and that consequently any upturn in the U.S. economy is more likely to be met by tighter monetary policy. This conventional wisdom is likely to be challenged, however, as suggested by the falling price of gold in dollars, the lack of any signs of a pickup in U.S. inflation, and the merely average pace of the current business cycle expansion. If U.S. growth is indeed the by-product of a strong disinflationary trend, then the U.S. economy likely enjoys greater efficiencies and capacity than many give it credit for, and inflation and interest rates are unlikely to rise even if the economy picks up next year. Likewise, the impressive gains against inflation and improving public finances in Canada, Australia and New Zealand make these markets attractive given their spreads to the U.S.
   The risks to increased capital flows to the dollar bloc could derive from an unexpected acceleration in the European and Japanese economies, as this would remove an important barrier that makes it difficult for them to prevent a gradual weakening of their currencies against the dollar. In the meantime, positive interest rate differentials and weak growth abroad should continue to support the dollar.




                                                Western Asset Management Company

February 7, 1997

Portfolio Manager's Comments
International Equity Trust

   The return for the Legg Mason International Equity Trust was 4.5% for the last six months of 1996 compared with the Morgan Stanley International Europe, Australia and the Far East Index return of 1.6%. For the year ended December 31, 1996, the return for the Fund was 16.5% compared with 6.4% for the index.

   The Fund outperformed the index for the six months and the year by a significant margin. This positive excess return can be attributed to good results in all areas of our investment process: stock selection, country selection and currency hedging.

   Stock selection for the Fund in 1996 was excellent, especially in Japan, Switzerland, Finland, Italy and the Netherlands. In country selection, we added value by overweighting the smaller markets and by underweighting Japan. At year-end, the Fund's weight in Japan was 22% compared with 32% for the index. Currency hedging made a positive contribution for the year. By year-end, the long-term valuation model component of our currency hedging program signaled that the dollar is no longer undervalued against major currencies.

Market Commentary

   Although the strong U.S. market garnered the headlines, many markets around the world turned in returns for the year above 30%, including Spain, Sweden, Finland, Hong Kong and Ireland. In Japan, the market declined 15.4%.

   Markets in 1996 generally performed better in their local currencies than they did for unhedged dollar investors, with the major exception of the United Kingdom. The dollar rose more than 10% versus the yen and 7% versus the deutsche mark in 1996.

Investment Outlook

   Globalization of trade is forcing the industrialized world to restructure in the face of mounting competition. Restructuring has led to the increased competitiveness of the U.S. and is being undertaken in various forms around the world, such as merger activity in the U.K. and France, deregulation in Japan and privatization in Germany. We expect more of the same in 1997.

   We continue to find better value and more attractive growth-to-value ratios in companies in the smaller European markets than in the large markets of France and Germany. Smaller countries are better able to reform their regulatory structures to accommodate the coming opportunities of a unified currency. The economic recovery in Japan, while weak, is attributable in large measure to government pump-priming. Monetary policy has little room for further interest rate cuts. Earnings revisions are strong in Japan, but valuations remain high.

   The Fund's estimated EPS growth rate is higher than the index, with a lower estimated P/E ratio. It is well diversified and maintains its value and smaller-capitalization characteristics.




                                                         Charles F. Lovejoy, CFA

February 7, 1997

Portfolio Manager's Comments
Emerging Markets Trust

   The total return for the Fund for the second half of 1996 was 5.2% (excluding the 2% redemption fee assessed on shares redeemed within one year of purchase) compared with -4.2% for the Morgan Stanley Capital International-Emerging Markets Free Index.

   The Fund's performance benefited from good stock selection and country weighting decisions since its inception on May 28, 1996, with particularly good stock selection in Mexico, China, Hong Kong and Malaysia.

   In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We use both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (earnings expectations, growth, valuation and technical factors).

Market Commentary

   The emerging markets index did not fare well over the last six months of the year. Latin America was the strongest region, up 4%. Asian returns were negative on average, with the notable exceptions of China and Hong Kong, which returned 20% and 18%, respectively.

   While markets of the Europe, Middle East and African regions were generally strong for the six months, the index return was negative, due to the heavy index weighting of South Africa, which declined nearly 12%.

Investment Outlook

   Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the rapid economic growth of emerging markets, at reasonable prices.

   Our investment outlook revolves around the relative valuations and prospects for Latin America and Asia. Despite the continued divergence in returns, we are retaining our overweight position in Latin America, a strategy that has been beneficial for the Fund. Looking ahead, we expect the region's economies to experience higher economic growth (with the exception of Chile), accelerated corporate earnings momentum and increased money flow into the region's equity markets.
We continue to use careful stock selection in Asia.

   Emerging markets continue to be a very attractive asset class, based on higher growth rates and lower valuations or "growth-at-a-price." The ratio of estimated growth in earnings-per-share to forward P/E compares very favorably for emerging markets relative to developed markets, including the U.S.

   Overall, emerging markets companies are still growing faster than anywhere else in the world and at attractive valuations. On average, the companies in the Fund have higher growth rates than the index and even more attractive valuations. The Fund is well diversified across industry sectors and is invested in 27 markets.




                                                        Stephen J. McCarthy, CFA

February 7, 1997

Performance Information
Legg Mason Global Trust, Inc.

Performance Comparison of a $10,000 Investment as of December 31, 1996

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

         The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Legg Mason Fund represents the total return after deducting all Fund investment management expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

Global Government Trust

                         Cumulative     Average Annual
                        Total Return     Total Return
------------------------------------------------------
 One Year                  +8.22%         +8.22%
 Life of Fund(dagger)      +37.62          +8.97
------------------------------------------------------
(dagger) Fund Inception--April 15, 1993




               [Graph appears here--plot points are listed below]


                                               Salomon Brothers
          Global Government Trust       World Government Bond Index(1)

3/93             10,000                            10,000

6/93             10,010                            10,123

12/93            10,676                            10,577

6/94             10,404                            10,648

12/94            10,526                            10,825

6/95             12,114                            10,648

12/95            12,716                            12,884

6/96             12,809                            12,693

12/96            13,762                            13,350


(1) The Salomon Brothers World Government Bond Index measures the total return, in U.S. dollar terms, of a portfolio of the most liquid and highest quality bonds of each of fourteen countries.

Global Equity Trust

                         Cumulative     Average Annual
                        Total Return     Total Return
------------------------------------------------------
 One Year                  +16.49%         +16.49%
 Life of Fund(dagger)      +25.94          +13.10
------------------------------------------------------
(dagger) Fund Inception--February 17, 1995






               [Graph appears here--plot points are listed below]




                  Morgan Stanley
            Capital International Europe,
         Australia and the Far East Index(1)     International Equity Trust

2/95                  10,000                                10,000

6/95                  10,712                                10,400

12/95                 11,628                                10,811

6/96                  12,171                                12,054

12/96                 12,368                                12,594


(1) The Morgan Stanley Capital International Europe, Australia and the Far East Index is an unmanaged index based on share prices of approximately 1100 companies listed on stock exchanges around the world. Twenty countries are included in the index's portfolio. Index returns are for the periods beginning February 28,1995.




Emerging Markets Trust

            Cumulative Total Return
---------------------------------------------
              Life of Fund(dagger)
---------------------------------------------
                    +3.30%*
---------------------------------------------
(dagger) Fund Inception--May 28, 1996
       * Net of 2.0% redemption fee assessed within twelve months of purchase.





               [Graph appears here--plot points are listed below]


                  Morgan Stanley
            Capital International Emerging
               Markets Free Index(1)               Emerging Markets Trust

5/28/96               10,000                                 10,000


6/30/96               10,062                                 10,020


9/30/96                9,698                                  9,771


12/31/96               9,641                                 10,330


(1) The Morgan Stanley Capital International Emerging Markets Free index is a market weighted aggregate of 26 individual emerging country indices and takes into account local and market restrictions on share ownership by foreigners. Index returns are for the periods beginning May 31, 1996.

Industry Diversification
Legg Mason Global Trust, Inc.
December 31, 1996

International Equity Trust

                              % of Net      Market
                               Assets        Value
---------------------------------------------------
                                             (000)
Aerospace                         1.9%     $  3,260
Agriculture/Food                  0.7         1,127
Air Transport                     1.1         1,917
Aluminum                          0.8         1,282
Apparel/Textiles                  0.4           660
Banks                             7.2        12,058
Beverage                          2.4         4,030
Business Machines                 2.3         3,789
Chemicals                         4.7         7,966
Coal & Uranium                    0.5           763
Construction                      6.4        10,812
Consumer Durables                 0.5           760
Containers                        0.4           604
Domestic Oil Reserves             0.9         1,487
Drugs/Medicine                    2.8         4,712
Electric Utilities                1.0         1,741
Electronics                       7.9        13,174
Finance                          12.4        20,807
Gas Utilities                     0.6         1,025
Health (Non-Drug)                 0.1           241
Hotel/Restaurant                  0.9         1,568
Iron & Steel                      1.6         2,633
Life Insurance                    5.2         8,648
Miscellaneous                     1.1         1,903
Motor Vehicles                    3.5         5,821
Non-Ferrous Metals                2.2         3,738
Oil Refining/Distribution         2.0         3,434
Oil Service                       0.5           857
Paper                             0.1           154
Photo/Optical                     1.0         1,670
Producer Goods                    4.2         7,056
Publishing                        0.1           111
Railroads/Transit                 0.4           740
Real Property                     1.5         2,553
Retail (Food)                     0.2           335
Retail (Non-Food)                 3.0         5,001
Services                          3.4         5,703
Soap/Housewares                   0.1           148
Telecommunications                5.4         9,139
Tire & Rubber                     2.6         4,434
Tobacco                           0.4           589
Trucking/Freight                  2.3         3,868
Water Transport                   0.2           315
Short-Term Investments            4.4         7,439
                                -----      --------
Total Investment Portfolio      101.3       170,072
Other Assets Less Liabilities    (1.3)       (2,146)
                                -----      --------
Net Assets                      100.0%     $167,926
                                -----      --------


Emerging Markets Trust
                              % of Net      Market
                               Assets        Value
---------------------------------------------------
                                             (000)
Agriculture/Food                  1.6%      $   334
Apparel/Textiles                  2.6           563
Banks                            11.4         2,407
Beverage                          1.1           239
Chemicals                         0.8           168
Coal & Uranium                    0.4            75
Construction                      8.3         1,760
Consumer Durables                 1.4           300
Domestic Oil Reserves             2.2           458
Drugs/Medicine                    1.0           215
Electric Utilities                4.9         1,040
Electronics                       1.3           276
Finance                           6.1         1,305
Gas Utilities                     2.1           437
Hotel/Restaurant                  1.5           323
Iron & Steel                      6.1         1,301
Leisure/Luxury                    1.0           204
Media                             0.8           177
Miscellaneous                     8.3         1,765
Motor Vehicles                    5.4         1,140
Non-Ferrous Metals                1.3           276
Oil Service                       1.7           363
Paper                             1.6           338
Producer Goods                    0.6           132
Railroads/Transit                 0.6           119
Real Property                     1.7           369
Retail (Food)                     1.1           234
Retail (Non-Food)                 2.9           618
Telecommunications               11.2         2,370
Tobacco                           2.0           427
Water Transport                   0.8           161
Short-Term Investments            6.9         1,464
                                -----       -------
Total Investment Portfolio      100.7        21,358
Other Assets Less Liabilities    (0.7)         (152)
                                -----       -------
Net Assets                      100.0%      $21,206
                                -----       -------

Statements of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1996
(Amounts in Thousands)

Global Government Trust

                                                                      Maturity
                                                    Rate                Date        Currency      Par              Value
------------------------------------------------------------------------------------------------------------------------
Long-Term Debt Securities(A) -- 90.2%
      Australian Dollar -- 4.8%
      Commonwealth of Australia                     10%              10/15/07        AUD         8,300          $  7,815
                                                                                                                --------

      British Sterling -- 4.8%
      United Kingdom Treasury Stock                 7.50%            12/7/06         GBP         3,500             6,000
      United Kingdom Treasury Stock                 8%               6/12/21                     1,000             1,785
                                                                                                                --------
                                                                                                                   7,785
                                                                                                                --------

      Canadian Dollar --  8.0%
      Government of Canada                          8.00%            6/1/23          CAD        16,000            13,011
                                                                                                                --------
      Czech Koruna -- 8.8%
      ABN-Amro Bank N.V.                            11%              12/15/97        CZK       205,000             7,492
      Ceska Sporitelna A/S                          14.375%          1/27/01                   175,000             6,653
                                                                                                                --------

                                                                                                                  14,145
                                                                                                                --------
      Danish Krone -- 7.5%
      Kingdom of Denmark                            8%               3/15/06         DKK        65,000            12,137
                                                                                                                --------
      French Franc -- 1.4%
      Republic of Ivory Coast
        Restructured Loan                           0%                               FRF        23,304             1,572(B,C)
        Unstructured Loan                           6.875%                                       9,200               621(B,C)
                                                                                                                --------
                                                                                                                   2,193
                                                                                                                --------
      German Deutschmark -- 9.0%
      Deutsche Bundesrepublik                       6.25%            4/26/06         DEM        10,500             7,053
      German Unity Fund                             8%               1/21/02                    10,000             7,399
                                                                                                                --------
                                                                                                                  14,452
                                                                                                                --------
      Greek Drachma -- 6.3%
      Hellenic Republic Bond                        11%              11/26/99        GRD     1,000,000             4,082
      Hellenic Republic Floating Rate Bond          15.30%           2/14/03                   500,000             2,036(D)
      Hellenic Republic Floating Rate Bond          14.20%           9/30/03                   500,000             2,051
      Hellenic Republic Floating Rate Bond          12.60%           12/31/03                  500,000             2,049
                                                                                                                --------
                                                                                                                  10,218
                                                                                                                --------
      Hungarian Forint -- 0.8%
      Hungary Ministry of Finance                   0%               1/3/97          HUF       200,000             1,225
                                                                                                                --------
      Italian Lira -- 6.0%
      Buoni del Tesoro Poliennali                   9.50%            2/1/01          ITL    13,500,000             9,772
                                                                                                                --------

Legg Mason Global Trust, Inc.

Global Government Trust--Continued

                                                                      Maturity
                                                    Rate                Date        Currency      Par              Value
------------------------------------------------------------------------------------------------------------------------
      Japanese Yen -- 3.1%
      Government of Japan #177                      4.6%             3/21/05         JPY       500,000          $  4,982
                                                                                                                --------

      New Zealand Dollar -- 3.0%
      Government of New Zealand                     8%               11/15/06        NZD         6,500             4,838
                                                                                                                --------
      Spanish Peseta -- 2.2%
      Bonos del Estado                              11.45%           8/30/98         ESP       200,000             1,674
      Bonos del Estado                              10.15%           1/31/06                   200,000             1,880
                                                                                                                --------

                                                                                                                   3,554
                                                                                                                --------
      Swedish Krona -- 1.2%
      Kingdom of Sweden #1030                       13%              6/15/01         SEK        10,000             1,890
                                                                                                                --------

      Slovak Koruna -- 1.8%
      International Finance Corporation             11.75%           8/15/99         SKK        95,000             2,949
                                                                                                                --------

      United States Dollar -- 21.5%

      Emerging Markets -- 16.9%
      Argentina Bonos de Consolidacion
        Previsionales                               5.688%           4/1/01          USD         5,000             4,632(D)
      Kingdom of Morocco                            6.375%           1/1/09                      6,000             4,928(D)
      Republic of Argentina Floating Rate Bond      6.625%           3/31/05                     9,801             8,515(D)
      Republic of Poland Past Due Interest          3.75%            10/27/14                    4,000             3,375
      United Mexican States                         9.75%            2/6/01                      1,500             1,549
      United Mexican States                         9.50%            7/16/01                       553               558
      United Mexican States                         11.375%          9/15/16                     3,500             3,684
                                                                                                                --------
                                                                                                                  27,241
                                                                                                                --------
      U. S. Government Obligations -- 4.6%
      United States Treasury Bonds                  6%               2/15/26                     2,100             1,911
      United States Treasury Notes                  6.375%           9/30/01                     5,500             5,533
                                                                                                                --------
                                                                                                                   7,444
                                                                                                                --------

      Total Long-term Debt Securities  (Identified Cost-- $139,956)                                              145,651
------------------------------------------------------------------------------------------------------------------------
Short Term Investments -- 6.8%

      Currency Exchange-Linked Securities(E) -- 4.3%
      Canadian Imperial Bank of Commerce
        Hungarian Forint-Linked CD                  24.6%            2/26/97         USD         2,000             1,940
        Indonesian Rupiah-Linked Note               14%              11/21/01                    3,000             2,979(F)
      Bankers Trust Company Russian
        GKO-Linked Note                             0%               2/12/97                     2,000             1,955
                                                                                                                --------
                                                                                                                   6,874
                                                                                                                --------


                                                                                                  Par              Value
------------------------------------------------------------------------------------------------------------------------
      Repurchase Agreement -- 2.5%
      Prudential Securities, Inc.
        7.15% dated 12/31/96, to be repurchased at $4,109
        on 1/2/97 (Collateral: $4,586 Federal National
        Mortgage Association Mortgage-backed Securities,
        8% due 12/1/24, value $4,209)                                                          $ 4,108          $  4,108
                                                                                                                --------
      Total Short-term Investments  (Identified Cost-- $11,075)                                                   10,982
------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 97.0%  (Identified Cost-- $151,031)                                                    156,633
      Other Assets Less Liabilities-- 3.0%                                                                         4,916
                                                                                                                --------
      Net assets consisting of:
      Accumulated paid-in capital
        applicable to 15,512 shares outstanding                                               $156,839
      Accumulated net investment loss                                                             (469)
      Accumulated net realized loss on
        investments and currency transactions                                                      (51)
      Net unrealized appreciation of investments and
        foreign currency transactions                                                            5,230

      Net assets-- 100.0%                                                                                       $161,549
                                                                                                                --------
      Net asset value per share                                                                                   $10.41
                                                                                                                  ------

-----------------
(A) Listed by currency denomination.
(B) Illiquid Security--A security that cannot be disposed of within seven days for approximately the price at which the Fund values it.
(C) Non-income producing--Issuer is in default of interest and principal payments.
(D) Indexed Security--The rate of interest earned on each security is tied to either the London Interbank Offered Rate (LIBOR) or the Global Telecom Basket (GTB) index. The coupon rate for each is the rate as of December 31, 1996.
(E) Total maturity value is linked to the value of the indicated currency at maturity.
(F) Yield-to-maturity.

See notes to financial statements.

Statements of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1996
(Amounts in Thousands)

International Equity Trust

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.0%
      Argentina -- 0.3%
      Inversiones y Representacion                                                               151              $    486
                                                                                                                  --------
      Australia -- 1.8%
      Advance Bank Australia Limited                                                              53                   297
      Commonwealth Bank of Australia                                                              58                   551
      QCT Resources Ltd.                                                                         357                   482
      Santos Limited                                                                             230                   934
      Southcorp Holdings Limited                                                                 212                   676
                                                                                                                  --------
                                                                                                                     2,940
                                                                                                                  --------
      Austria -- 1.1%
      Bohler-Uddeholm AG                                                                          10                   730
      OMV AG                                                                                      11                 1,184
                                                                                                                  --------
                                                                                                                     1,914
                                                                                                                  --------
      Belgium -- 2.8%
      Banque Bruxelles Lambert SA                                                                  2                   318
      Cie Financiere Europeenne et d'Outre-Mer SA                                                  3                   292
      Compagnie Belge de Participations Paribas SA                                                32                 1,220
      Fortis AG                                                                                    2                   305
      Groupe Bruxelles Lambert SA                                                                  4                   554
      Societe Generale de Belgique                                                                 7                   565
      Solvay                                                                                       3                 1,531
                                                                                                                  --------
                                                                                                                     4,785
                                                                                                                  --------
      Brazil -- 1.3%
      Telecomunicacoes Brasileiras S/A ADR                                                        21                 1,630
      Usinas Siderurgicas de Minas Gerais S/A ADS                                                 56                   568(A)
                                                                                                                  --------
                                                                                                                     2,198
                                                                                                                  --------
      Chile -- 0.8%
      Companhia de Telecomunicacoes ADR                                                            8                   779
      Enersis S.A. ADR                                                                            18                   494
                                                                                                                  --------
                                                                                                                     1,273
                                                                                                                  --------
      Denmark -- 2.3%
      Danisco A/S                                                                                  8                   486
      Den Danske Bank                                                                             12                   992
      FLS Industries A/S Manufactures                                                              5                   641
      Sophus Berendsen A/S                                                                         9                 1,190
      Superfos AS                                                                                  4                   506
                                                                                                                  --------
                                                                                                                     3,815
                                                                                                                  --------


                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Finland -- 1.9%
      Kemira OY                                                                                  106              $  1,333
      Kesko                                                                                       30                   416
      Outokumpu OY                                                                                17                   289
      Rautaruukki OY                                                                              26                   240
      UPM-Kymmene Corporation                                                                      7                   155
      Valmet Corporation                                                                          45                   792
                                                                                                                  --------
                                                                                                                     3,225
                                                                                                                  --------
      France -- 4.6%
      Assurances Generales de France                                                              15                   497
      Compagnie Francaise d'Etudes et de Construction Technip                                      7                   708
      Compagnie Generale de Geophysique SA                                                         4                   270(B)
      Compagnie Generale des Eaux                                                                 17                 2,132
      Elf Gabon                                                                                    2                   562
      Michelin                                                                                    24                 1,306
      Moulinex                                                                                     9                   200(B)
      Rhone-Poulenc                                                                               38                 1,313
      SEITA                                                                                       11                   436
      Total SA                                                                                     3                   228
      Vallourec SA                                                                                 2                   122
                                                                                                                  --------
                                                                                                                     7,774
                                                                                                                  --------
      Germany -- 4.6%
      Bayer AG                                                                                    17                   692
      Bayerische Hypotheken Wechsel-Bank AG                                                       21                   637
      Commerzbank AG                                                                              16                   406
      Continental AG                                                                              68                 1,220
      Deutsche Telekom                                                                             6                   127
      Dresdner Bank AG                                                                            69                 2,075
      IWKA AG                                                                                      3                   628
      Preussag AG                                                                                  3                   623
      Viag AG                                                                                      1                   392
      Volkswagen AG                                                                                2                   853

                                                                                                                  --------
                                                                                                                     7,653
                                                                                                                  --------
      Greece -- 0.5%
      Ergo Bank S.A.                                                                              16                   812
                                                                                                                  --------
      Hong Kong -- 4.2%
      Cathay Pacific Airways                                                                     439                   692
      Dickson Concepts International Ltd.                                                        215                   807
      Guoco Group Ltd.                                                                           121                   677
      Henderson Land Development Company Ltd.                                                    150                 1,513(B)
      Hong Kong Telecommunications Ltd.                                                          183                   294

Legg Mason Global Trust, Inc.

International Equity Trust--Continued



                                                                                              Shares/Par          Value
---------------------------------------------------------------------------------------------------------------------------
      Hong Kong -- Continued
      HSBC Holdings plc                                                                           78             $  1,667
      Kumagai Gumi (Hong Kong) Limited                                                           379                  441
      Peregrine Investment Holdings Limited                                                      123                  211
      Sun Hung Kai Properties Ltd.                                                                39                  478
      Wheelock &Company, Ltd.                                                                    102                  292
                                                                                                                 --------
                                                                                                                    7,072
                                                                                                                 --------
      India -- 1.0%
      Great Eastern Shipping GDR                                                                  56                  318
      Hindalco Industries Ltd. GDR                                                                24                  595
      India Cements Ltd. GDR                                                                      30                   78
      Steel Authority of India Ltd. GDR                                                           43                  408(A)
      Tata Engineering & Locomotive Company Limited GDR                                           19                  200
                                                                                                                 --------
                                                                                                                    1,599
                                                                                                                 --------
      Indonesia -- 1.0%
      PT Bank Internasional Indonesia                                                            575                  566
      PT Gudang Garam                                                                            122                  527
      PT Indocement Tunggal Prakarsa                                                             223                  340
      PT Mulia Industrindo                                                                       175                  181
                                                                                                                 --------
                                                                                                                    1,614
                                                                                                                 --------
      Ireland -- 2.1%
      Allied Irish Banks plc                                                                     256                1,723
      Bank of Ireland                                                                            197                1,795
                                                                                                                 --------
                                                                                                                    3,518
                                                                                                                 --------
      Italy -- 2.1%
      Banca Popolare di Bergamo                                                                    2                   31
      Stet Societa' Finanziaria Telefonica S.p.A.                                                 82                  373
      Telecom Italia                                                                             876                2,276
      Telecom Italia Mobile S.p.A.                                                               371                  937
                                                                                                                 --------
                                                                                                                    3,617
                                                                                                                 --------
      Japan -- 21.7%
      Aoyama Trading Company                                                                      21                  564
      Best Denki Company                                                                           2                   23
      Bridgestone Corporation                                                                     55                1,045
      Canon Incorporated                                                                          48                1,061
      Citizen Watch Company                                                                      181                1,297
      Cosmo Oil Company                                                                          170                  818
      Dai-Tokyo Fire & Marine Insurance Co.                                                        6                   32
      Daiichi Pharmaceutical Company Ltd.                                                         60                  964
      Daiwa Kosho Lease Company Ltd.                                                              77                  592

                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Japan -- Continued
      Daiwa Securities Company Ltd.                                                              101              $    898
      Denso Corporation                                                                            2                    48
      Eisai Company Ltd.                                                                          52                 1,027
      Fuji Photo Film Company                                                                     29                   957
      Furukawa Electric                                                                          236                 1,119
      Hitachi Cable                                                                              105                   712
      Hitachi Koki Company                                                                        95                   680
      Inabata & Company                                                                            7                    43
      Ishikawajima Har                                                                            95                   422
      Iwate (Bank of) Limited                                                                     16                   821
      Jaccs Company                                                                              105                   816
      Katokichi Company                                                                           16                   311
      Kawasaki Heavy Industries                                                                  168                   695
      Kishu Paper Company                                                                        162                   607
      Kitz Corporation                                                                             9                    33
      Konica Corporation                                                                         109                   723
      Koyo Seiko                                                                                  18                   149
      Kurimoto Company                                                                            33                   296
      Kyudenko Corporation                                                                         4                    41
      Lion Corporation                                                                            30                   149
      Maruzen Showa Unyu Co.                                                                      24                   102
      Matsushita Electric Industrial Company                                                      27                   441
      Matsushita Electric Works                                                                   45                   387
      Mitsubishi Heavy Industries Ltd.                                                           119                   945
      Mitsubishi Materials Corporation                                                            68                   275
      Mitsui Trust & Banking                                                                      28                   219
      National House Industrial Co.                                                               33                   439
      New Japan Securities                                                                        97                   327(B)
      NGK Insulators                                                                              51                   484
      Nichicon Corporation                                                                        69                   798
      Nichimen Corporation                                                                       111                   407
      Nippon Credit Bank                                                                         167                   440
      Nippon Densetsu                                                                             47                   438
      Nippon Metal Industry                                                                       16                    49
      Nippon Oil Company                                                                         238                 1,223
      Nippon Shinpan Company                                                                      17                    95
      Nippon Valqua Industries                                                                    40                   140
      Nishimatsu Construction                                                                     40                   349
      NTN Corp.                                                                                   94                   511
      Okuma Corporation                                                                           62                   495(B)
      Onward Kashiyama Company Ltd.                                                               16                   225
      Ricoh Company                                                                              110                 1,263
      Rohm Company                                                                                14                   919
      Sankyo Aluminium Industry Co.                                                               36                   142

Legg Mason Global Trust, Inc.

International Equity Trust--Continued



                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Japan -- Continued
      Sanwa Shutter Corporation                                                                   92              $    687
      Sekisui Chemical Co.                                                                        57                   576
      Shikoku Electric Power                                                                      20                   394
      Showa Electric Wire                                                                         53                   196
      Sony Corporation                                                                            10                   655
      Sumitomo Electric Industries                                                                 3                    42
      Taiyo Yuden Co.                                                                             12                   168
      Takeda Chemical Industries                                                                  83                 1,742
      Tatsuta Electric Wire & Cable                                                               16                    63
      TDK Corporation                                                                             19                 1,239
      Teijin                                                                                      74                   323
      Toagosei Co. Ltd.                                                                            7                    25
      Toda Corporation                                                                             5                    38
      Tokico Ltd.                                                                                 36                   122
      Toyota Motor Corporation                                                                    24                   690
      Tsubakimoto Chain Co.                                                                       18                    96
      Ube Industries, Ltd.                                                                        12                    34(B)
      Yamaichi Securities Company                                                                 29                   129
      Yamanouchi Pharmaceutical                                                                   49                 1,007
      Yokohama Rubber Company                                                                     29                   135
                                                                                                                  --------
                                                                                                                    36,417
                                                                                                                  --------
      Malaysia -- 3.9%
      AFFIN Holdings Bhd                                                                         120                   330
      AMMB Holdings Bhd                                                                           95                   796
      Arab Malaysian Corporation Berhad                                                          173                   863
      Edaran Otomobil Nasional                                                                    88                   880
      Malayan Cement Bhd                                                                         224                   514
      Malaysian Airline System Bhd                                                               112                   290
      Oriental Holdings Bhd                                                                       22                   150
      Rashid Hussain Bhd                                                                          88                   582
      Tan Chong Motor Holdings Berhad                                                            974                 1,651
      UMW Holdings Bhd                                                                           113                   528
                                                                                                                  --------
                                                                                                                     6,584
                                                                                                                  --------
      Mexico -- 1.5%
      ALFA, S.A. de C.V.                                                                         312                 1,456
      Apasco S.A. de C.V.                                                                         88                   604
      Industrias Penoles SA                                                                       83                   294
      GPO Financial Banamex                                                                       95                   201(B)
                                                                                                                  --------
                                                                                                                     2,555
                                                                                                                  --------


                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Netherlands -- 7.1%
      ABN Amro Holding N.V.                                                                        7              $    475
      Aegon N.V.                                                                                  17                 1,062
      Ahrend Groep N.V.                                                                           10                   541
      Assurantiecomcern Stad Rotterdam N.V.                                                        5                   178(B)
      DSM NV                                                                                      10                 1,007
      Fortis Amev NV                                                                               7                   254
      Hollandsche Beton Groep N.V.                                                                 1                   249
      ING Groep NV                                                                                42                 1,518
      International Miller                                                                        19                   465
      Kon Ten Cate NV                                                                              3                   158
      Kondor Wessels Groep NV                                                                      6                   227
      Koninklijke Boskalis Westiminster N.V.                                                      50                 1,005
      Koninklijke Nedlloyd                                                                         7                   187
      Koninklijke Van Ommeren N.V.                                                                33                 1,504
      Koninklijke Volker Stevin N.V.                                                              15                 1,366
      NBM-Amstelland N.V.                                                                         31                   638
      Roto Smeets D Boerd                                                                         11                   455
      Twentsche Kabel Holding NV                                                                  11                   563
                                                                                                                  --------
                                                                                                                    11,852
                                                                                                                  --------
      New Zealand -- 0.5%
      Fletcher Challenge Paper                                                                   164                   477(B)
      Lion Nathon Limited                                                                        167                   400(B)
                                                                                                                  --------
                                                                                                                       877
                                                                                                                  --------
      Norway -- 2.1%
      Aker AS                                                                                      4                    81
      Den Norske Bank A/S                                                                        406                 1,536
      Hafslund ASA                                                                                11                    74
      Norsk Hydro AS                                                                              19                 1,028
      Nycomed ASA                                                                                 11                   166(B)
      Saga Petroleum AS                                                                           35                   585
                                                                                                                  --------
                                                                                                                     3,470
                                                                                                                  --------
      Philippines -- 0.9%
      Fortune Cement Corp.                                                                       246                   124(B)
      Philippine Long Distance Telephone Company                                                  24                 1,337
                                                                                                                  --------
                                                                                                                     1,461
                                                                                                                  --------
      Portugal -- 0.6%
      Portugal Telecom S.A.                                                                       37                 1,048(B)
                                                                                                                  --------
      Singapore -- 1.1%
      Goldtron Ltd.                                                                              240                   140

Legg Mason Global Trust, Inc.

International Equity Trust--Continued


                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      Singapore -- Continued
      Jardine Strategic Holdings Ltd.                                                             84              $    304
      Singapore Airlines Ltd.                                                                     53                   481
      Wing Tai Holdings Ltd.                                                                     336                   961
                                                                                                                  --------
                                                                                                                     1,886
                                                                                                                  --------
      Spain -- 4.7%
      Autopistas del Mare Nostrum SA                                                               5                    85
      Banco Bilbao Vizcaya                                                                        25                 1,345
      Banco Central Hispanoamericano                                                              10                   249
      Banco Santander SA                                                                          13                   851
      Fuerzas Electricas de Cataluna, SA                                                          49                   480
      Gas y Electridad SA                                                                          9                   550
      Iberdrola S.A.                                                                             140                 1,979
      Sevillana de Electricidad SA                                                                27                   305
      Tabacalera SA                                                                                2                    65
      Union Electrica Fenosa SA                                                                  185                 1,995
                                                                                                                  --------
                                                                                                                     7,904
                                                                                                                  --------
      Sweden -- 1.1%
      Electrolux AB                                                                               24                 1,414
      Skane-Gripen AB                                                                             12                   517
                                                                                                                  --------
                                                                                                                     1,931
                                                                                                                  --------
      Switzerland -- 4.8%
      Alusuisse-Lonza Holding AG                                                                   2                 1,291
      CS Holding AG                                                                                9                   976
      Holderbank Financiere Glarus AG                                                           N.M.                   271
      Kuoni Reisen AG                                                                              1                 1,579
      Rieter Holdings Ltd.                                                                         1                   138
      Schweizerischer Bankverein                                                                   8                 1,578
      Schweizerische Rueckversicherungs-Gesellschaft                                               2                 1,772
      Swissair AG                                                                                  1                   461(B)
                                                                                                                  --------
                                                                                                                     8,066
                                                                                                                  --------
      Thailand -- 0.5%
      Bangkok Bank Company Ltd.                                                                   33                   320
      Charoen Pokphand Feedmill Public Company Limited                                            45                   163
      Siam Cement Public Company Limited                                                           3                    81
      TelecomAsia Corporation                                                                    106                   220(B)
                                                                                                                  --------
                                                                                                                       784
                                                                                                                  --------
      Turkey -- 0.3%
      Eregli Demir Ve Celik Fabrikalari T.A.S.                                                 2,906                   349
      Yapi Kredi Bank                                                                          6,601                   164
                                                                                                                  --------
                                                                                                                       513
                                                                                                                  --------


                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
      United Kingdom -- 12.8%
      Abbey National                                                                              45              $    586
      Anglian Water plc                                                                           84                   848
      Asda Group plc                                                                             353                   744
      Barclays PLC                                                                                39                   667
      Bass PLC                                                                                   131                 1,849
      British Aerospace PLC                                                                       72                 1,583
      Burton Group plc                                                                           575                 1,546
      Daily Mail and General Trust                                                                 5                   108
      General Electric                                                                            84                   548
      Ladbroke Group plc                                                                         263                 1,045
      Legal & General Group plc                                                                  115                   736
      Lloyds TSB Group plc                                                                       394                 2,914
      Lucas Varity plc                                                                            64                   244
      Marley PLC                                                                                 633                 1,361
      Misys plc                                                                                   18                   358
      Ocean Group plc                                                                             11                    88
      PowerGen plc                                                                                24                   237
      Prudential Corporation                                                                     101                   854
      Racal Electronic plc                                                                       106                   467
      RJB Mining                                                                                  39                   282
      Scottish & Newcastle PLC                                                                   130                 1,528
      Thames Water plc                                                                           177                 1,854
      United Utilities plc                                                                        16                   174
      W.H. Smith Group plc                                                                        98                   718
      Yorkshire Water PLC                                                                         18                   215
                                                                                                                  --------
                                                                                                                    21,554
                                                                                                                  --------
      Total Common Stocks and Equity Interests (Identified Cost-- $148,561)                                        161,197
---------------------------------------------------------------------------------------------------------------------------
Preferred Stocks-- 0.9%
      Brazil -- 0.4%
      Companhia de Tecidos Norte de Minas                                                         1,370                437
      Telecomunicacoes Brasileiras                                                                2,100                162
                                                                                                                  --------
                                                                                                                       599
                                                                                                                  --------
      Italy -- 0.5%
      Autostrade Concessioni E Construzioni
         Autostrade S.p.A.                                                                          237                466
      IFI (ISTIFFIN)                                                                                 32                359
                                                                                                                  --------
                                                                                                                       825
                                                                                                                  --------
      United Kingdom -- N.M.
      Wessex Water Plc                                                                               14                 12
                                                                                                                  --------
      Total Preferred Stocks  (Identified Cost-- $1,264)                                                             1,436
---------------------------------------------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.



                                                                                              Shares/Par            Value
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement  -- 4.4%
      Prudential Securities, Inc.
         7.15% dated 12/31/96, to be repurchased at $7,442
         on 1/2/97 (Collateral: $7,702 Federal Home Loan
         Mortgage Corporation Mortgage-backed securities,
         7% due 6/1/04, value $7,600) (Identified Cost-- $7,439)                               $  7,439           $  7,439
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 101.3%  (Identified Cost-- $157,264)                                                     170,072
      Other Assets Less Liabilities-- (1.3%)                                                                        (2,146)
                                                                                                                  --------
      Net assets consisting of:
      Accumulated paid-in capital applicable to 13,888 shares outstanding                      $153,513
      Accumulated net investment loss                                                              (136)
      Undistributed net realized gain on investments and currency transactions                    1,758
      Unrealized appreciation of investments and foreign currency transactions                   12,791
                                                                                               --------
      Net assets-- 100.0%                                                                                         $167,926
                                                                                                                  --------
      Net asset value per share                                                                                     $12.09
                                                                                                                    ------

---------------------------------------------------------------------------------------------------------------------------


(A) Rule 144a Security -- a security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors.
(B) Non-income producing
N.M. Not meaningful
See notes to financial statements.

Statements of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1996
(Amounts in Thousands)

Emerging Markets Trust


                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 81.7%
      Argentina -- 3.3%
      Banco Frances del Rio de la Plata S.A.                                                      19               $   177
      Capex S.A.                                                                                  26                   213
      CIADEA S.A.                                                                                 36                   170(A)
      Siderca S.A.                                                                                82                   150
                                                                                                                   -------
                                                                                                                       710
                                                                                                                   -------
      Brazil -- 4.2%
      Brazil Realty S.A.                                                                          10                   190(A,B)
      Companhia Paulista de Forca e Luz                                                        1,800                   213(A)
      Companhia Siderurgica Nacional                                                           4,000                   112
      Telecomunicacoes Brasileiras S/A                                                         2,500                   179
      Telecomunicacoes Brasileiras S/A ADR                                                         3                   192
                                                                                                                   -------
                                                                                                                       886
                                                                                                                   -------
      Chile -- 2.2%
      Banco Bhif ADR                                                                               7                   116(A)
      Chilectra S.A. ADR                                                                           4                   186
      Sociedad Quimica Y Minera De Chile ADR                                                       3                   168
                                                                                                                   -------
                                                                                                                       470
                                                                                                                   -------
      China -- 5.0%
      The Guangshen Railway Company Limited                                                      276                   119(A)
      Huaneng Power International, Inc. ADR                                                        5                   112(A)
      Huaxin Cement Co. Ltd.                                                                     560                   157(A)
      Inner Mongolia Erdos Cashmere Products Co. Ltd.                                            298                   188
      Maanshan Iron and Steel Company                                                            394                    85
      Qingling Motors Company                                                                    604                   334
      Shanghai New Asia Group Co. Ltd.                                                           160                    70
                                                                                                                   -------
                                                                                                                     1,065
                                                                                                                   -------
      Croatia -- 1.4%
      Zagrebacka Banka GDR                                                                        15                   306(A,B)
                                                                                                                   -------

      Czech Republic -- 0.8%
      SPT Telekom a.s.                                                                             1                   171(A)
                                                                                                                   -------

      Egypt -- 2.8%
      Commercial International Bank Egypt GDR                                                     14                   190(A,B)
      Egypt Investment Company Ltd.                                                               15                   187(A,B)
      Suez Cement Company                                                                         14                   211(A,B)
                                                                                                                   -------
                                                                                                                       588
                                                                                                                   -------

Legg Mason Global Trust, Inc.


                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Greece -- 1.0%
      Alpha Credit Bank                                                                            1               $    75
      Intracom S.A.                                                                                3                    69
      National Bank of Greece S.A.                                                                 1                    70
                                                                                                                   -------
                                                                                                                       214
                                                                                                                   -------
      Hong Kong -- 6.1%
      Cheung Kong (Holdings) Ltd.                                                                 18                   160
      China Resources Enterprise Limited                                                         120                   270
      Citic Pacific Ltd.                                                                          22                   128
      Guangdong Investments                                                                      206                   198
      Guangdong Tannery                                                                           10                     3
      Hang Seng Bank Limited                                                                      10                   121
      New World Development Company Ltd.                                                          20                   135
      Shanghai Industrial Holdings Limited                                                        74                   270(A)
                                                                                                                   -------
                                                                                                                     1,285
                                                                                                                   -------
      Hungary -- 1.0%
      Richter Gedeon Rt GDR                                                                        4                   215
                                                                                                                   -------

      India -- 4.8%
      Crompton Greaves Ltd. GDR                                                                   24                    94(A,B)
      Hindalco Industries Ltd. GDR                                                                10                   245
      Larsen & Toubro Ltd. GDS                                                                    15                   206
      Steel Authority of India Ltd. GDR                                                           17                   158(A,B)
      Steel Authority of India Ltd. GDR                                                            3                    28(A,B)
      Tata Engineering & Locomotive Company Limited GDR                                           11                   112(A,B)
      Tata Engineering & Locomotive Company Limited GDR                                           15                   163
                                                                                                                   -------
                                                                                                                     1,006
                                                                                                                   -------
      Indonesia -- 3.1%
      PT Bank Internasional Indonesia                                                            196                   193
      PT Hanjaya Mandala Sampoerna                                                                27                   144
      PT Matahari Putra Prima                                                                    130                   151
      PT Telekomunikasi Indonesia                                                                100                   173(A)
                                                                                                                   -------
                                                                                                                       661
                                                                                                                   -------
      Israel -- 0.6%
      Zag Industries Ltd.                                                                          8                   132(A)
                                                                                                                   -------
      Malaysia -- 9.2%
      Arab Malaysian Corporation Berhad                                                           45                   224
      Berjaya Sports Toto Bhd                                                                     41                   205
      DCB Holdings Berhad                                                                         47                   161
      Kian Joo Can Factory Bhd                                                                    25                   139
      Malayan Banking BHD                                                                         20                   222


                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      Malaysia -- Continued
      Perusahaan Otomobil Nasional Bhd                                                            22               $   139
      Rashid Hussain Bhd                                                                          47                   311
      Rothmans of Pall Mall (Malaysia) Berhad                                                     15                   157
      Sime Darby Berhad                                                                           45                   177
      UMW Holdings Berhad                                                                         48                   224
                                                                                                                   -------
                                                                                                                     1,959
                                                                                                                   -------

      Mexico -- 10.2%
      ALFA, S.A. de C.V.                                                                          43                   198
      Apasco S.A. de CV                                                                           34                   233
      Carso Global Telecom                                                                        92                   219(A)
      Desc S.A. de C.V.                                                                           34                   186(A)
      Fomento Economico Mexicana, SA de C.V.                                                      70                   240
      Grupo Financiero Banamex Accival, SA de CV                                                  95                   201(A)
      Grupo Industrial Durango, S.A.                                                              34                   181(A)
      Grupo Industrial Maseca SA de CV                                                           185                   234
      Grupo Televisa S.A. GDR                                                                      7                   175(A)
      Tubos De Acero De Mexico SA ADR                                                             19                   302(A)
                                                                                                                   -------
                                                                                                                     2,169
                                                                                                                   -------
      Peru -- 0.6%
      Minsur S.A.                                                                                  9                    30
      Telefonica del Peru S.A. ADR                                                                 5                   100
                                                                                                                   -------
                                                                                                                       130
                                                                                                                   -------
      Philippines -- 4.1%
      Belle Corporation                                                                          531                   148(A)
      Manila Electric Company                                                                     20                   160
      Metropolitan Bank and Trust Company                                                          9                   215
      Philippine Long Distance Telephone Company                                                   3                   152
      SM Prime Holdings                                                                          240                    62
      Southeast Asia Cement Holdings, Inc.                                                     1,166                   135(A)
                                                                                                                   -------
                                                                                                                       872
                                                                                                                   -------
      Portugal -- 3.5%
      Cimpor Cimentos de Portugal S.A.                                                            15                   323
      Portugal Telecom SA                                                                          7                   185
      Telecel-Comunicacaoes Pessoais, SA                                                           4                   227(A)
                                                                                                                   -------
                                                                                                                       735
                                                                                                                   -------
      Russia -- 3.0%
      Lukoil Holding ADR                                                                           4                   202
      Tatneft ADR                                                                                  4                   192(A,B)
      Vimpel-Communications ADR                                                                   10                   235(A,B)
                                                                                                                   -------
                                                                                                                       629
                                                                                                                   -------

Legg Mason Global Trust, Inc.



                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
      South Africa -- 4.6%
      Anglo American Corporation of South Africa Limited                                           1               $    94
      Sasol Limited                                                                                6                    75
      Southern Africa Fund, Inc.                                                                  55                   798
                                                                                                                   -------
                                                                                                                       967
                                                                                                                   -------
      South Korea -- 3.3%
      Cho Hung Bank GDR                                                                            9                    69(A)
      Dong-Ah Construction Industrial Company EDR                                                  4                    40(A)
      Dong-Ah Construction Industrial Company EDR                                               N.M.                     3(A)
      Dong-Ah Construction Industrial Company EDR                                                  6                    67(A)
      Hana Bank GDR                                                                                5                    76(A)
      Korea Electric Power Corporation ADR                                                        11                   225
      Pohang Iron & Steel Company Ltd. ADR                                                         6                   126
      Yukong Ltd. GDR                                                                             15                    94
                                                                                                                   -------
                                                                                                                       700
                                                                                                                   -------
      Taiwan -- 1.7%
      Asia Cement Corporation GDR                                                                  3                    50
      President Enterprises GDR                                                                    9                   157(A,B)
      Yang Ming Marine Transport GDR                                                              13                   161(A,B)
                                                                                                                   -------
                                                                                                                       368
                                                                                                                   -------
      Thailand -- 2.1%
      Bangkok Bank Public Company Ltd.                                                            11                   104
      Phatra Thanakit Company, Ltd.                                                               18                    51
      PTT Exploration and Production Public Company Limited                                        6                    81
      Siam Makro Public Company Ltd.                                                              32                   133
      Thai Farmers Bank Public Company Limited                                                    13                    81
                                                                                                                   -------
                                                                                                                       450
                                                                                                                   -------
      Turkey -- 0.8%
      Sasa Sun I Ve Senetik Ejyaf                                                              2,660                   179(A)
                                                                                                                   -------


      Venezuela -- 1.1%
      Compania Anonima Nacional Telefonos de Venezuela ADR                                         8                   224(A)
                                                                                                                   -------

      Zimbabwe -- 1.2%
      Meikles Africa Limited                                                                     170                   243(A)
                                                                                                                   -------
      Total Common Stocks and Equity Interests  (Identified Cost-- $16,287)                                         17,334
---------------------------------------------------------------------------------------------------------------------------



                                                                                              Shares/Par             Value
---------------------------------------------------------------------------------------------------------------------------
Preferred Stocks -- 11.4%
      Brazil -- 10.4%
      Brasmotor S.A.                                                                             550               $   153
      Centrais Electricas Braseiras S/A                                                          750                   278
      Companhia de Tecidos Norte de Minas                                                        620                   198
      Companhia Energetica De Minas ADR                                                            6                   204
      Globex Utilidades S.A.                                                                      12                   191
      Industrias Klabin de Papel e Celulose S/A                                                  160                   148
      Petroleo Brasileiro S/A                                                                  1,640                   261
      Telecomunicacoes Brasileiras S/A ADR                                                     1,400                   108
      Telecomunicacoes de Minas Gerais                                                         1,680                   208
      Uniao de Bancos Brasileiros                                                              7,630                   249
      Usinas Siderurgicas de Minas Gerais S/A                                                195,000                   199
                                                                                                                   -------
                                                                                                                     2,197
                                                                                                                   -------
      Colombia -- 1.0%
      Banco Ganadero S.A. ADR                                                                     10                   215
                                                                                                                   -------
      Total Preferred Stocks  (Identified Cost-- $2,277)                                                             2,412
---------------------------------------------------------------------------------------------------------------------------
Convertible Bonds -- 0.7%
      Taiwan -- 0.7%
      Far Eastern Department Stores
        3%  7-06-01  (Identified Cost-- $148)                                                 $  140                   148
---------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 6.9%
      Prudential Securities, Inc.
         7.15% dated 12/31/96, to be repurchased at $1,464
         on 1/2/97 (Collateral: $1,486 Federal Home Loan
         Mortgage Corporation Mortgage-backed Securities,
         7.5% due 7/1/24, value $1,497)  (Identified Cost-- $1,464)                            1,464                 1,464
---------------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.7%  (Identified Cost-- $20,176)                                                       21,358
      Other Assets Less Liabilities-- (0.7)%                                                                          (152)
                                                                                                                   -------
      Net assets consisting of:
      Accumulated paid-in capital applicable to 2,018 shares outstanding                     $20,153
      Accumulated net investment loss                                                           (118)
      Accumulated net realized loss on investments and currency transactions                     (11)
      Unrealized appreciation of investments and foreign currency transactions                 1,182
                                                                                             -------
      Net assets-- 100.0%                                                                                          $21,206
                                                                                                                   -------
      Net asset value per share                                                                                     $10.51
                                                                                                                    ------

---------------------------------------------------------------------------------------------------------------------------


(A) Non-income producing
(B) Rule 144a Security -- a security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors.
N.M. Not meaningful
See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands)



                                                                                          Year Ended 12/31/96
                                                                         --------------------------------------------------
                                                                                Global       International     Emerging
                                                                              Government        Equity          Markets
                                                                                 Trust           Trust          Trust(A)
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                                 $11,752          $  344         $   43
      Dividends                                                                     --           3,111            121
      Less: Foreign tax expense                                                     --            (392)           (10)
                                                                               -------         -------         ------
               Total income                                                     11,752           3,063            154
                                                                               -------         -------         ------


Expenses:
      Management fee                                                             1,150             934             84
      Distribution and service fees                                              1,150           1,245             84
      Custodian fee                                                                244             377             68
      Transfer agent and shareholder servicing expense                             104             138             13
      Audit and legal fees                                                          82              53             29
      Reports to shareholders                                                       46              57             11
      Registration fees                                                             36              48              8
      Organization expense                                                          26              14              7
      Other expenses                                                                10              23              1
      Directors' fees                                                                5               5              8
                                                                               -------         -------         ------
                                                                                 2,853           2,894            313
          Less fees waived                                                          --             (92)          (102)
                                                                               -------         -------         ------
          Total expenses, net of waivers                                         2,853           2,802            211
                                                                               -------         -------         ------

      Net Investment Income                                                      8,899             261            (57)
                                                                               -------         -------         ------

Net Realized and Unrealized Gain (Loss) on Investments:
      Realized gain (loss) on:
          Investments, options and futures                                       3,344           6,487             (4)
          Foreign currency transactions                                         (2,620)            226             (9)
                                                                               -------         -------         ------
                                                                                   724           6,713            (13)
                                                                               -------         -------         ------

      Change in unrealized appreciation of:
        Investments                                                              2,465          11,002          1,182
        Assets and liabilities denominated in foreign currencies                    (8)            (48)            --
                                                                               -------         -------         ------
                                                                                 2,457          10,954          1,182
                                                                               -------         -------         ------

      Net Realized and Unrealized Gain (Loss) on Investments                     3,181          17,667          1,169
---------------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting from Operations                           $12,080         $17,928         $1,112
                                                                               -------         -------         ------


(A) For the period May 28 (Fund's inception)-December 31, 1996.

See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)


                                                                    Global                  International            Emerging
                                                                  Government                   Equity                 Markets
                                                                     Trust                      Trust                  Trust
                                                         -------------------------------------------------------------------------
                                                              Year         Year         Year    Feb. 17, 1995(A)   May 28, 1996(A)
                                                              Ended        Ended        Ended         to                to
                                                            12/31/96     12/31/95     12/31/96   Dec. 31, 1995     Dec. 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income                                $  8,899     $  8,551     $    261      $   158           $   (57)
      Net realized gain (loss)
        on investments, options, and futures
        and foreign currency transactions                       724       11,324        6,713          (89)              (13)
      Change in unrealized
        appreciation of investments
        and assets and liabilities
        denominated in foreign currency                       2,457        8,228       10,954        1,837             1,182
---------------------------------------------------------------------------------------------------------------------------------
      Change in net assets
         resulting from operations                           12,080       28,103       17,928        1,906             1,112
      Distributions to shareholders from:
        Net investment income                                (9,293)     (16,542)        (620)        (158)              (59)
        Net realized gain on investments                     (1,528)          --       (4,209)          --                --
        In excess of net realized gain on
          investments and currency transactions                  --           --           --         (434)               --
      Change in net assets
        from Fund share transactions                          6,336       (3,022)      88,880       64,632            20,152
---------------------------------------------------------------------------------------------------------------------------------
      Change in net assets                                    7,595        8,539      101,979       65,946            21,205

Net Assets:
      Beginning of period                                   153,954      145,415       65,947            1                 1
---------------------------------------------------------------------------------------------------------------------------------
      End of period                                        $161,549     $153,954     $167,926      $65,947           $21,206
---------------------------------------------------------------------------------------------------------------------------------
      Under/(over) distributions of
        net investment income                              $   (469)    $  1,167     $   (136)     $    --           $  (118)
---------------------------------------------------------------------------------------------------------------------------------


(A) Commencement of operations

See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

           Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.



                                          Investment Operations                   Distributions From:
                                 ---------------------------------------  -----------------------------------
                                            Net Realized and
                                            Unrealized Gain
                                            (Loss) on Invest-                                      In Excess
                       Net Asset     Net     ments, Options     Total                     Net        of Net                Net Asset
                         Value,  Investment  and Futures and     From         Net      Realized     Realized                 Value
                       Beginning   Income   foreign currency  Investment  Investment   Gain on      Gain on       Total     End of
                       of Period   (Loss)     transactions    Operations    Income   Investments  Investments Distributions Period
------------------------------------------------------------------------------------------------------------------------------------
Global Government Trust
   Years Ended Dec. 31,
   1996                  $10.33    $0.59          $ 0.21       $ 0.80       $(0.62)     $(0.10)     $   --       $(0.72)    $10.41
   1995                    9.54     0.63(A)         1.32         1.95        (1.16)         --          --        (1.16)     10.33
   1994                   10.27     0.57(A)        (0.71)       (0.14)       (0.59)         --          --        (0.59)      9.54
   April 15, 1993(B)-
    Dec. 31, 1993         10.00     0.36(A)         0.31         0.67        (0.36)      (0.04)         --        (0.40)     10.27

International Equity Trust
   Year Ended Dec. 31,
    1996(E)              $10.70    $0.02(F)       $ 1.74       $ 1.76       $(0.05)     $(0.32)     $   --       $(0.37)    $12.09
   Feb. 17, 1995(B)-
    Dec. 31, 1995         10.00     0.04(F)         0.77         0.81        (0.04)         --       (0.07)       (0.11)     10.70

Emerging Markets Trust
  May 28, 1996(B)-
   Dec. 31, 1996(E)      $10.00   $(0.03)(G)      $ 0.57       $ 0.54       $(0.03)     $   --      $   --       $(0.03)    $10.51






                                                 Ratios/Supplemental Data
                            ----------------------------------------------------------------------
                                                              Net
                                                           Investment                 Net Assets
                                           Expenses      Income (Loss)   Portfolio      End of
                               Total      to Average      to Average      Turnover      Period
                               Return     Net Assets      Net Assets        Rate    (in thousands)
                            ----------------------------------------------------------------------
Global Government Trust
   Years Ended Dec. 31,
   1996                        8.22%         1.86%          5.80%            172%       $161,549
   1995                       20.80%         1.81%(A)       5.72%(A)         169%        153,954
   1994                      (1.40)%         1.34%(A)       5.71%(A)         127%        145,415
   April 15, 1993(B)-
    Dec. 31, 1993              6.76%(C)      0.27%(A,D)     5.41%(A,D)       128%(D)     161,072

International Equity Trust
   Year Ended Dec. 31,
    1996(E)                   16.49%         2.25%(F)       0.21%(F)          83%       $167,926
   Feb. 17, 1995(B)-
    Dec. 31, 1995              8.11%(C)      2.25%(D,F)     0.52%(D,F)        58%(D)      65,947

Emerging Markets Trust
  May 28, 1996(B)-
   Dec. 31, 1996(E)            5.40%(C)      2.50%(D,G)    (.68)%(D,G)        46%(D)    $ 21,206


(A) Net of fees waived and reimbursements made by the manager for expenses in excess of voluntary expense limitations of 0.2% until September 30, 1993; 0.35% until December 31, 1993; 0.5% until January 31, 1994; 0.7% until February 28, 1994; 0.9% until March 31, 1994; 1.1% until April 30, 1994;
    1.3% until May 31, 1994; 1.5% until June 30, 1994; 1.7% until July 31, 1994;
    and 1.9% indefinitely.
(B) Commencement of operations.
(C) Not annualized
(D) Annualized
(E) Pursuant to SEC regulations adopted for fiscal years beginning after September 1, 1995, the average commission rate paid on securities
    purchased   and  sold  during  the  year  ended   December  31,  1996  for
    International Equity Trust and Emerging Markets Trust were $.0083 and $.0061, respectively.
(F) Net of fees waived and/or expenses reimbursed pursuant to a voluntary expense limitation of 2.25%.
(G) Net of fees waived and/or expenses reimbursed pursuant to voluntary expenses limitation of 2.50%.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Global Trust, Inc.
(Amounts in Thousands)
--------------------------------------------------------------------------------

1. Significant Accounting Policies:
           The Legg Mason Global Trust, Inc. ("Trust"), consisting of the Global Government Trust ("Global Government"), the International Equity Trust ("International Equity"), and the Emerging Markets Trust ("Emerging Markets") (each separately referred to as a "Fund" and collectively as the "Funds"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      Security Valuation
           Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
           Most securities held by Global Government are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Securities with remaining maturities of 60 days or less are valued at amortized cost.

      Currency Transactions
           The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
            (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and
           (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
           The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are reflected as a component of such gains or losses.

      Investment Income and Dividends to Shareholders
           Income and expenses are recorded on the accrual basis. Bond premium is amortized using the yield-to-maturity method for financial reporting and tax purposes. Bond discount, other than original issue, is not amortized. Dividends from net investment income are declared and paid monthly for Global Government; and are declared and paid annually for International Equity and Emerging Markets. Dividends payable are recorded on the dividend ex-date. At December 31, 1996, dividends payable of $38 were accrued for Global Government.

      Investment Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1996, receivables for securities sold and not yet delivered and payables for securities purchased and not yet received for each of the Funds were as follows:

                                                        Payable for
                                     Receivable for      Securities
                                     Securities Sold     Purchased
----------------------------------------------------------------------
Global Government                        $   --         $   --
International Equity                      1,091          4,520
Emerging Markets                             --            506

Legg Mason Global Trust, Inc.
(Amounts in Thousands)
--------------------------------------------------------------------------------

      Deferred Organizational Expense
           Deferred organizational expenses of $128 for Global Government, $71 for International Equity, and $73 for Emerging Markets are being amortized on a straight-line basis over 5 years beginning on the date each respective fund began operations.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since Global Government and International Equity intend to continue and Emerging Markets intends to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Financial Instruments:
           As part of its investment program, each Fund may utilize forward currency exchange contracts and repurchase agreements. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Trust's Prospectus and Statement of Additional Information.

      Emerging Markets
           Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Government, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

      Options and Futures
           Upon the purchase of a put option or a call option by a Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
           When a Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise.
           Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

--------------------------------------------------------------------------------

      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.
           The Funds' investment adviser acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

      Forward Currency Exchange Contracts
           Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
           The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the Financial Statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

           At December 31, 1996, open forward currency exchange contracts were as follows:


Global Government:

                          Contract to
    Settlement  ------------------------------   Unrealized
       Date            Receive         Deliver   Gain/(Loss)
----------------------------------------------------------------
      2/28/97   USD      6,476   AUD    8,000     $ 122
      2/28/97   DEM     13,002   DKK   50,000       (32)
      2/28/97   DEM      9,116   USD    6,000       (53)
      2/28/97   DEM      4,784   GBP    1,850       (44)
      2/28/97   GBP      1,866   JPY  350,000       145
      2/28/97   JPY  2,700,000   DEM   36,835      (520)
      2/28/97   NZD      6,386   JPY  500,000       144
      2/28/97   AUD      4,000   USD    3,214       (37)
      2/28/97   USD      3,192   AUD    4,000        15
      2/28/97   JPY    500,000   NZD    6,294       (80)
                                                  -----
                                                  $(340)
                                                  -----

International Equity:

                          Contract to
    Settlement  ------------------------------   Unrealized
       Date            Receive         Deliver   Gain/(Loss)
----------------------------------------------------------------
      02/06/97  USD    1,477     CHF   1,862      $  81
                CHF    1,862     USD   1,499       (102)
      02/20/97  USD    1,550     CHF   1,956         81
                CHF    1,956     USD   1,527        (58)
      03/05/97  USD    1,576     CHF   2,075         15
                CHF    2,075     USD   1,606        (46)
                                                  -----
                                                  $ (29)
                                                  -----

           As of December 31, 1996, Emerging Markets had not entered into any forward currency contracts.

Legg Mason Global Trust, Inc.
(Amounts in Thousands)
--------------------------------------------------------------------------------

3. Options and Futures:
           As part of its investment program, Global Government may utilize options and futures. The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the Statements of Net Assets. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform. Call and put options written by Global Government and related premiums received during the year were as follows:

                                 Calls                  Puts
----------------------------------------------------------------------
                           Actual                 Actual
                          Contracts   Premiums   Contracts   Premiums
----------------------------------------------------------------------
      Options outstanding
        December 31, 1995    --         $--         --         $ --
      Options written        --          --        200           84
      Options closed         --          --       (200)         (84)
----------------------------------------------------------------------
      Options outstanding
        December 31, 1996    --          --         --           --
----------------------------------------------------------------------

           The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
           There were no open long or short futures contracts at December 31, 1996.

4. Investment Transactions:
           Investment transactions for the year ended December 31, 1996, (excluding short-term securities) were as follows:

                                                    Proceeds
                                  Purchases        from Sales
-------------------------------------------------------------
      Global Government          $253,039          $249,526
      International Equity        185,023            98,944
      Emerging Markets             22,445             3,608

           At December 31, 1996 the cost of securities and aggregate gross unrealized appreciation and depreciation for each Fund based on the cost of securities for federal income tax purposes was as follows:


                              Cost     Appreciation    (Depreciation)
---------------------------------------------------------------------
      Global Government     $151,031     $ 7,061          $(1,459)
      International Equity   157,650      20,032           (7,610)
      Emerging Markets        20,339       2,358           (1,339)

           Emerging Markets Trust has unused capital loss carryforwards for federal income tax purposes of $11 which expire in December 2004.

--------------------------------------------------------------------------------

5. Transactions with Affiliates:
           Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for each Fund. Under this agreement, the Manager provides each Fund with management and administrative services for which each Fund pays a fee at annual rates based on its average daily net assets as follows: Global Government and International Equity, 0.75%; and Emerging Markets, 1.00%.
           The agreement with the Manager provides that expense reimbursements be made to each Fund for expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) which in any month are in excess of the following: 1.90% of average net assets for Global Government; 2.25% for International Equity and 2.50% for Emerging Markets. Fees in excess of these limits will be waived indefinitely for Global Government and through May 1, 1997 for International Equity and Emerging Markets. For the year ended December 31, 1996 management fees of $92 for International Equity and $84 for Emerging Markets were waived. No fees were waived for Global Government. At December 31, 1996 amounts due to the Manager were as follows: Global Government, $102 and International Equity, $96.
           Western Asset Management Company ("Adviser"), a wholly owned subsidiary of Legg Mason, Inc., and an affiliate of the Manager and Legg Mason, serves as investment adviser to Global Government. The Adviser is responsible for the actual investment activity of the Fund, for which the Manager pays a fee at an annual rate equal to 531/3% of the fee received by the Manager.
           Batterymarch Financial Management, Inc. ("Batterymarch"), a wholly owned subsidiary of Legg Mason, Inc., and an affiliate of the Manager and Legg Mason, serves as the adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. The Manager pays Batterymarch a fee for its services at an annual rate equal to 66% of the fee received by the Manager from International Equity and 75% of the fee received from Emerging Markets.
           Legg  Mason,  as  distributor  of  each  Fund,   receives  an  annual
      distribution   fee  of  0.50%  for   Global   Government   and  0.75%  for
      International Equity and Emerging Markets, and an annual service fee of 0.25% of each Fund's average daily net assets, calculated daily and payable monthly. At December 31, 1996, distribution and service fees due to the distributor were as follows:Global Government, $102, International Equity, $136 and Emerging Markets, $66. Distribution and service fees of $17 were waived for Emerging Markets.
           Legg Mason also has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended December 31, 1996: $31 for Global Government; $43 for International Equity; and $4 for Emerging Markets.

6. Line of Credit:
           In November 1995, the Funds, along with certain other Legg Mason Funds, entered into a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1996, the Funds had no borrowings under the line of credit.

7. Fund Share Transactions:
           At December 31, 1996, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust.
      Share transactions were as follows:



                                                                        Reinvestment
                                                        Sold          of Distributions      Repurchased              Net Change
                                                 -----------------    ----------------   -----------------        ----------------
                                                 Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
----------------------------------------------------------------------------------------------------------------------------------
   Global Government
     Year Ended December 31, 1996                 3,220     $ 33,097      936  $ 9,577   (3,551)   $(36,338)        605   $ 6,336
     Year Ended December 31, 1995                 2,328       24,311    1,395   14,427   (4,059)    (41,760)       (336)   (3,022)

   International Equity
     Year Ended December 31, 1996                 8,861      102,294      404    4,782   (1,540)    (18,196)      7,725    88,880
     Feb. 17, 1995(dagger) to Dec. 31, 1995       6,453       67,708       55      587     (345)     (3,663)      6,163    64,632

   Emerging Markets
     May 28, 1996(dagger) through Dec. 31, 1996   2,092       20,888        5       59      (79)       (793)      2,018    20,154



(dagger) Commencement of operations.

Report of Independent Accountants


To the Shareholders and Directors of Legg Mason Global Trust, Inc.:

   We have audited the accompanying statements of net assets of the Legg Mason Global Government Trust, International Equity Trust and Emerging Markets Trust ("the Funds") as of December 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31,1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason Global Government Trust, International Equity Trust and Emerging Markets Trust as of December 31, 1996, and the results of their operations, their changes in net assets and their financial highlights for each of the periods therein, in conformity with generally accepted accounting principles.



                                                        COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
February 5, 1997

                           Legg Mason Family of Funds

Equity Funds

Legg Mason Balanced Trust
Growth  and  Income--An   equity  mutual  fund  which  seeks  long-term  capital
appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk.

Legg Mason Total Return Trust
Growth and Income--An equity mutual fund with investment objectives of capital appreciation and current income.

Legg Mason American Leading Companies Trust
Growth--A large capitalization equity mutual fund which seeks long-term capital appreciation and current income consistent with prudent investment management.

Legg Mason Value Trust
Growth--An equity mutual fund which seeks long-term growth of capital using the "Value Approach" to investing.

Legg Mason Special Investment Trust
Aggressive Growth--An equity mutual fund which seeks capital appreciation.
It invests principally in securities of companies that are involved in restructurings or other special situations, or are out of favor with, or not closely followed by the market.

Global Funds

Legg Mason Emerging Markets Trust
Aggressive Growth--A mutual fund which is designed for investors seeking long-term growth possibilities available in emerging markets.(dagger)

Legg Mason International Equity Trust
Aggressive Growth--A diversified, professionally managed portfolio seeking maximum long-term total return by investing primarily in common stocks of companies located outside the United States.(dagger)

Legg Mason Global Government Trust
Growth and Income--A global bond fund which seeks to provide a competitive total return by investing primarily in a global portfolio of high quality debt securities of U.S. and foreign governments, their agencies and instrumentalities, denominated in various currencies.(dagger)

Taxable Bond Funds

Legg Mason U.S. Government Intermediate-Term Portfolio
Conservative Income--A mutual fund which seeks to achieve high current income consistent with prudent investment risk and liquidity needs.

Legg Mason Investment Grade Income Portfolio
Income--A mutual fund which seeks to provide investors with a high level of current income through a diversified portfolio of debt instruments.

Legg Mason High Yield Portfolio
Growth and Income--A fund which seeks to provide high current income, and as a secondary objective, seeks capital appreciation. Under normal circumstances, the Fund will invest a majority of its total assets in high yield fixed income securities commonly known as "junk" bonds. The Fund may invest up to 25% of total assets in foreign securities.

Tax-Free Bond Funds

Legg Mason Tax-Free Intermediate-Term Income Trust
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax consistent with prudent investment risk.(double dagger)

Legg Mason Maryland Tax-Free Income Trust
Tax-Free Income--A fund whose objective is a high level of current income exempt from federal, Maryland state, and local income taxes.(double dagger)

Legg Mason Pennsylvania Tax-Free Income Trust
Tax-Free Income--A fund which seeks a high level of current income exempt from federal income tax and Pennsylvania personal income tax.(double dagger)

Money Market Funds

Legg Mason U.S. Government Money Market Portfolio
A professionally managed portfolio seeking high current income consistent with liquidity and conservation of principal.*

Legg Mason Cash Reserve Trust
A diversified management investment company investing in money market instruments to achieve stability of principal and current income consistent with stability of principal.*

Legg Mason Tax Exempt Trust
A money market fund seeking to produce high current income exempt from federal income tax, to preserve capital and to maintain liquidity.*

       (dagger) Investment in foreign securities involves increased risks, such as currency rate fluctuations, foreign taxation and political changes.

(double dagger) Income produced from the tax-free funds may be subject to state and local taxes. Long-term capital gain distributions generally are taxable. A portion of each Fund's dividends may be subject to the federal alternative minimum tax.

              * An investment in any of these Funds is neither insured nor guaranteed by the U.S. Government and there can be no guarantee that these Funds will maintain a stable $1 share price.

For a prospectus containing more complete information, including charges and expenses on any of the Legg Mason funds, call 1-800-577-8589. Please read it carefully before investing or sending money.